American Century Mutual Funds, Inc.
American Century Capital Portfolios, Inc.
SAI dated March 1, 2022

American Century World Mutual Funds, Inc.
SAI dated April 1, 2022

American Century Variable Portfolios, Inc.
SAI dated May 1, 2022

American Century Capital Portfolios, Inc.
SAI dated August 1, 2022

American Century Asset Allocation Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Strategic Asset Allocations, Inc.
SAI dated December 1, 2022

Supplement dated December 15, 2022

Effective December 7, 2022, Brian Bulatao was added to the Compliance and Shareholder Services Committee and the Fund Performance Review Committee, and Gary C. Meltzer was added to the Audit Committee and the Fund Performance Review Committee.

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CL-SPL-97953 2212